UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2003.

                                TVI CORPORATION
             (Exact name of registrant as specified in its chapter)

          Maryland                      0-10449                  52-1085536
----------------------------          -----------            -------------------
(State or other jurisdiction          (Commission            (IRS Employer
    of incorporation)                 File Number)           Identification No.)

        7100 Holladay Tyler Road,
            Glenn Dale, MD                                          20769
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code: 301-352-8800



           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

Upon the recommendation of the Audit Committee of the Board of Directors of TVI Corporation ("TVI" or "Registrant"), TVI's Board of Directors decided to dismiss the Registrant's independent public accountant as of July 16, 2003.

Stegman & Company is the new independent public accountant, succeeding Aronson & Company. Aronson & Company's reports on the Registrant's financial statements for the past fiscal year ending December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Except as set forth in the following paragraph, in connection with the audit for the most recent fiscal year ending December 31, 2002 and the subsequent period through the date of cessation of the relationship with Aronson & Company, there have been no disagreements with Aronson & Company on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Aronson & Company, would have caused Aronson & Company to make reference to the subject matter of the disagreement(s) in connection with its report on the Registrant's financial statements.

In its initial filing of the Registrant's annual report for 2002 on SEC Form 10-KSB filed on March 31, 2003, the Registrant reported a deferred tax asset in the amount of $1,358,000 against which a valuation allowance was provided for the entire asset amount. Subsequent to this filing, the Registrant's former accountant informed Registrant management that it believed that information was available at the time of the filing of the annual report that should have been considered in the Registrant's evaluation of the realizability of this deferred tax asset.

The above issue was resolved to the former accountant's satisfaction by the restatement of the Registrant's 2002 financial statements to recognize the deferred tax asset of $1,358,000 and a deferred tax benefit in its statement of income for 2002 of $1,358,000. This restatement was previously reported under cover of Amendment Number One to the Registrant's annual report on SEC Form 10-KSB, filed on May 15, 2003. In connection with the forgoing, the Registrant's audit committee discussed the issue with the former accountant. The Registrant has authorized the former accountant to respond fully to the inquiries of the successor accountant concerning the subject matter of such issue without limitation or qualification.

The Registrant provided Aronson & Company with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Aronson & Company furnish Registrant with a letter to the Securities and Exchange Commission stating whether they agree with the statements in this Item
4. A letter from Aronson & Company, indicating its concurrence with the above disclosures is attached hereto as Exhibit 16.

Stegman & Company was engaged on July 16, 2003 as the Registrant's independent public accountant for the fiscal year ending December 31, 2003. The decision to retain Stegman & Company was recommended by the Registrant's Audit Committee and approved by the Board of Directors.

Item 7.  Financial Statements and Exhibits


         (c)      Exhibits

         16 Letter of Aronson & Company regarding change in certifying accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           TVI CORPORATION
                                                             (Registrant)




Date:   July 23, 2003                                    /s/ RICHARD V. PRIDDY
                                                        ------------------------
                                                              (Signature)
                                                            Richard V. Priddy

                                  EXHIBIT INDEX



Exhibit No.                         Title
----------                          -------

   16 Letter of Aronson & Company regarding change in certifying accountant